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                                                                  EXHIBIT 10.4.2

                                    AMFM INC.

                               FIRST AMENDMENT TO
                            CHANCELLOR HOLDINGS CORP.
                         1994 DIRECTOR STOCK OPTION PLAN

         THIS FIRST AMENDMENT TO THE CHANCELLOR HOLDINGS CORP. 1994 DIRECTOR STOCK OPTION PLAN (this "Amendment") is made and adopted by AMFM Inc., a Delaware corporation (the "Company"), effective as of March 31, 2000.

                                    RECITALS

         WHEREAS, the Company is the successor in interest to the obligations of Chancellor Holdings Corp. under the Chancellor Holdings Corp. 1994 Director Stock Option Plan (the "Plan");

         WHEREAS, in contemplation of the consummation of the merger (the "Clear Channel Merger") of CCU Merger Sub, Inc., a wholly-owned subsidiary of Clear Channel Communications, Inc., a Texas corporation, with and into the Company, the Board of Directors of the Company approved this Amendment to amend the terms and provisions of the Plan; and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Plan.

                                    AMENDMENT

         NOW, THEREFORE, the Plan is amended as follows:

         1. Section 9 of the Plan is amended and restated in its entirety to read as follows:

                  9. Assignment or Transfer

                                    a.       The Board of Directors or the
                                             Committee may, in its sole
                                             discretion, permit a Director
                                             Participant to transfer all or any
                                             portion of an Option, or authorize
                                             all or a portion of any Option to
                                             be granted to a Director
                                             Participant to be on terms which
                                             permit transfer by such Director
                                             Participant to any individual,
                                             firm, company, corporation,
                                             partnership, trust or other entity
                                             (a "Permitted Transferee"),
                                             including pursuant to domestic
                                             relations orders entered or
                                             approved by a court of competent
                                             jurisdiction upon delivery to the
                                             Company of written notice of such
                                             transfer and a certified copy of
                                             such order; provided that
                                             subsequent transfers of Options
                                             transferred as provided above



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                                             shall be prohibited except
                                             subsequent transfers back to the
                                             original Director Participant.

                           b. Except as expressly permitted by Section 9(a), Options requiring exercise shall not be transferable other than by will or the laws of descent and distribution. In the event that a legal representative has been appointed in connection with the disability of an Director Participant, the Director Participant's Options may be exercised by the legal representative.

                           c. Following the transfer of any Option as contemplated by Sections 9(a) and 9(b), (A) such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Director Participant" shall be deemed to refer to the Permitted Transferee or the estate or heirs of a deceased Director Participant, as applicable, to the extent appropriate to enable the Director Participant to exercise the transferred Option in accordance with the terms of this Plan and applicable law,
                                    (B) the provisions of Sections 6(d), 6(e) and 6(f) hereof shall continue to be applied with respect to the original Director Participant and, following the occurrence of any such events described therein the Options shall be exercisable by the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased Director Participant, as applicable, only to the extent and for the periods specified in Sections 6(d), 6(e) and 6(f), and (C) in the discretion of the Board of Directors or the Committee, all voting control in the Common Stock transferred pursuant to the exercise of Options shall be retained in the original Director Participant.

                           d. Any Director Participant desiring to transfer an Option as permitted under this
                                    Section 9 shall make application therefor in the manner and time specified by the Board of Directors or the Committee and shall comply with such other requirements as the Board of Directors or the Committee may require to assure compliance with all applicable tax and securities laws. The Board of Directors of the Committee shall not give permission for such a transfer if
                                    (i) it would give rise to short-swing
                                    liability under Section 16(b) of the
                                    Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

         2. Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.



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         IN WITNESS WHEREOF, the Company, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.


                                       AMFM INC.


                                       By: /s/ W. Schuyler Hansen
                                          --------------------------------------
                                       Name: W. Schuyler Hansen
                                       Title: Senior Vice President and
                                              Chief Accounting Officer



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